UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2005

Refco Group Ltd., LLC

Refco Finance Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-119701	52-2169014
Delaware	333-119701-23	20-1400416
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One World Financial Center
200 Liberty Street, Tower A
New York, New York		10281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 693-7000

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

On September 16, 2005, Refco Group Ltd., LLC and Refco Finance Inc. completed their previously announced redemption of $210 million in principal amount of their outstanding $600 million of 9% Senior Subordinated Notes due 2012.  $390 million in principal amount of the notes remain outstanding following the redemption.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Group Ltd., LLC

Date: September 16, 2005	By:	/s/ Phillip R. Bennett
	Name:	Phillip R. Bennett
	Title:	President and Chief Executive
Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Refco Finance Inc.

Date: September 16, 2005	By:	/s/ Phillip R. Bennett
	Name:	Phillip R. Bennett
	Title:	President